UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.    )

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☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12
Kadant Inc.
(Name of the Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of
KADANT INC.

To Be Held On:
May 16, 2019 at 11:00 AM
at the corporate offices located at One Technology Park Drive, Westford, Massachusetts 01886

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view these materials, please have your control number available.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before 5/3/19.
Please visit http://www.astproxyportal.com/ast/11818/, where the following materials are available for view:

•Notice of Annual Meeting of Stockholders
•Proxy Statement
•Form of Electronic Proxy Card
•2018 Annual Report to Stockholders
TO REQUEST MATERIAL:	TELEPHONE:888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials
TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.
TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.

	THE BOARD OF DIRECTORS OF KADANT INC. RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF DIRECTOR.	THE BOARD OF DIRECTORS OF KADANT INC. RECOMMENDS THAT YOU VOTE FOR PROPOSALS 2, 3 and 4
1.	Election of one director to the class to be elected for a three-year term expiring in 2022.	2.	To approve, by non-binding advisory vote, our executive compensation.
	NOMINEE: Jonathan W. Painter	3.	To approve restricted stock unit grants to certain of our non-employee directors.
		4.	To ratify the selection of KPMG LLP as our company’s independent registered public accounting firm for 2019.
		5.	In their discretion on such other matters as may properly come before the Meeting or any adjournment thereof.
Please note that you cannot use this notice to vote by mail. To request directions to be able to attend the meeting, please call the Company at (978) 776-2000.